SECOND SUPPLEMENTAL INDENTURE DATED AS OF MARCH 30, 2020 TO INDENTURE DATED OCTOBER 31, 2014 BETWEEN STATE STREET CORPORATION AND U.S. BANK NATIONAL ASSOCIATION Trustee

THIS SECOND SUPPLEMENTAL INDENTURE (“Supplemental Indenture”) is dated as of March 30, 2020 between STATE STREET CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts, as the Company, and U.S. Bank National Association, a national banking association duly organized and existing under the laws of the United States of America, as Trustee. All terms used in this Supplemental Indenture which are defined in the Indenture dated as of October 31, 2014 between said parties, as supplemented by the First Supplemental Indenture dated as of May 8, 2017 (as so supplemented and as further supplemented or amended prior to the date hereof, the “Original Indenture”), and are not otherwise defined in this Supplemental Indenture, shall have the meanings assigned to them in the Original Indenture. W I T N E S S E T H: WHEREAS, the Company and the Trustee are parties to the Original Indenture; WHEREAS, pursuant to the terms of the Original Indenture, the Company desires to provide for the establishment of three series of notes to be known respectively as its Fixed-to- Floating Rate Senior Notes due 2023 (the “2023 Notes”), its Fixed-to-Floating Rate Senior Notes due 2026 (the “2026 Notes”) and its Fixed-to-Floating Rate Senior Notes due 2031 (the “2031 Notes” and, collectively with the 2023 Notes and the 2026 Notes, the “Notes”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture and this Supplemental Indenture (together, the “Indenture”); WHEREAS, the entry into this Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Original Indenture; and WHEREAS, all things necessary to make this Supplemental Indenture a valid indenture and agreement according to its terms have been done; NOW, THEREFORE: In consideration of the covenants and other provisions set forth in this Supplemental Indenture and the Original Indenture, the Company and the Trustee mutually covenant and agree with each other, and for the equal and proportionate benefit of the respective Holders of the applicable Securities from time to time, as follows: ARTICLE 1 Establishment of the Notes Section 1.01. Establishment; Designation of Titles and Principal Amounts. The 2023 Notes, the 2026 Notes and the 2031 Notes are each hereby established and are respectively designated the Fixed-to-Floating Rate Senior Notes due 2023, the Fixed-to-Floating Rate Senior Notes due 2026 and the Fixed-to-Floating Rate Senior Notes due 2031, each unlimited in aggregate principal amount. The 2023 Notes issued on the date hereof pursuant to the terms of the Original Indenture shall be in an aggregate principal amount of $750,000,000, the 2026 Notes issued on the date hereof pursuant to the terms of the Original Indenture shall be in an aggregate principal amount of $500,000,000 and the 2031 Notes issued on the date hereof pursuant to the terms of the Original Indenture shall be in an aggregate principal amount of

$500,000,000 (such aggregate principal amount of each series of Notes issued on the date hereof, the “Initial Notes”), which amounts shall be set forth in the written order of the Company for the authentication and delivery of the Notes pursuant to Section 301 and Section 303 of the Original Indenture. Section 1.02. Additional Notes. Without the consent of the Holders of the Notes, the Company may, from time to time, create and issue in accordance with the provisions of the Original Indenture, additional notes (the “Additional Notes”) of a series hereunder having terms and conditions substantially identical to those as the Notes of such series (except for the issue date, public offering price and amount and date of the first payment of interest thereon); provided that if such Additional Notes are not fungible with such Notes issued on the date hereof for United States federal income tax purposes, the Additional Notes will be issued under a separate CUSIP number. Any Additional Notes of a series, together with the Notes of such series issued on the date hereof, shall be consolidated and constitute a single series of notes under the Indenture. For the avoidance of doubt, references herein to the term “Notes” of a series shall include references to the Additional Notes of such series, if any. Section 1.03. Additional Provisions. Additional provisions relating to the Notes are set forth in Schedule A, which is hereby incorporated in and made a part of this Supplemental Indenture; additional provisions relating to the 2023 Notes are set forth in Schedule B, which is hereby incorporated in and made a part of this Supplemental Indenture; additional provisions relating to the 2026 Notes are set forth in Schedule C, which is hereby incorporated in and made a part of this Supplemental Indenture; and additional provisions relating to the 2031 Notes are set forth in Schedule D, which is hereby incorporated in and made a part of this Supplemental Indenture. ARTICLE 2 Miscellaneous Provisions Section 2.01. Other Terms of Indenture. Except insofar as otherwise expressly provided in this Supplemental Indenture, all provisions, terms and conditions of the Original Indenture are in all respects ratified and confirmed and shall remain in full force and effect. To the extent set forth in Section 1.01 above, this Supplemental Indenture shall be a part of the Indenture. Section 2.02. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. Section 2.03. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Section 2.04. The Trustee. The recitals contained herein shall be taken as the statements of the Company, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture. 2

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, as of the day and year first above written. STATE STREET CORPORATION By: /s/ John Slyconish Name: John Slyconish Title: Executive Vice President and Treasurer U.S. BANK NATIONAL ASSOCIATION, as Trustee By: /s/ Laura Cawley Name: Laura Cawley Title: Vice President 3

Schedule A PROVISIONS RELATING TO THE NOTES Section 1.1 Definitions. (a) Capitalized Terms. Capitalized terms used but not defined in this Schedule A have the meanings given to them in the Indenture. The following capitalized terms have the following meanings: “Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear or Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time. “Clearstream” means Clearstream Banking, Société Anonyme, or any successor securities clearing agency. “Custodian” means the Trustee, as custodian for the Depositary with respect to the Notes in global form, or any successor entity thereto. “Definitive Note” means a certificated Initial Note, Additional Note or Exchange Note issued pursuant to the Indenture (bearing the Restricted Notes Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend. “Depositary” means The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law, or any successor thereto. “Distribution Compliance Period,” means (i) with respect to the Initial Notes, the period of 40 consecutive days beginning on and including the later of (a) the day on which such Note is first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S, notice of which day shall be promptly given by the Company to the Trustee, and (b) the date of issuance with respect to such Note or any predecessor of such Initial Note and (ii) with respect to any Additional Notes that are Transfer Restricted Notes, the comparable period of 40 consecutive days. “Euroclear” means Euroclear Bank S.A./N.V., as operator of Euroclear systems Clearance System or any successor securities clearing agency. “Exchange Notes” means Notes issued pursuant to the Indenture in exchange for, and up to an aggregate principal amount equal to, the Initial Notes or Additional Notes in compliance with the terms of the Registration Rights Agreement and containing terms identical to the Initial Notes or Additional Notes (except that such Exchange Notes will be registered under the Securities Act and the transfer restrictions, registration rights and additional annual interest rate for failure to comply with the Registration Rights Agreement will not apply to such Exchange Notes).

“Exchange Offer” has the meaning set forth in the Registration Rights Agreement. “QIB” means a “qualified institutional buyer” as defined in Rule 144A. “Registration Rights Agreement” means (i) the registration rights agreement, dated as of March 30, 2020, by and among the Company, Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC and (ii) with respect to any Additional Notes, one or more registration rights agreements entered into in connection with the issuance of such Additional Notes in a private offering by the Company after the date hereof, as such agreements may be amended from time to time. “Regulation S” means Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). “Rule 144” means Rule 144 promulgated under the Securities Act. “Rule 144A” means Rule 144A promulgated under the Securities Act. “Transfer Restricted Notes” means Definitive Notes and any Notes in global form that bear or are required to bear the Restricted Notes Legend. “Unrestricted Global Note” means any Note in global form that does not bear or is not required to bear the Restricted Notes Legend. “U.S. person” means a “U.S. person” as defined in Regulation S. (b) Other Definitions. Defined in Term: Section: “Agent Members” 2.1(c) “Definitive Notes Legend” 2.2(e) “Global Note” 2.1(b) “Global Notes Legend” 2.2(e) “Regulation S Global Note” 2.1(b) “Regulation S Notes” 2.1(a) “Restricted Notes Legend” 2.3(e) “Rule 144A Global Note” 2.1(b) “Rule 144A Notes” 2.1(a) Section 2.1 Form and Dating. (a) The Initial Notes issued on the date hereof shall be (i) offered and sold by the Company to the initial purchasers thereof and (ii) resold, initially only to (1) QIBs in reliance on Rule 144A (“Rule 144A Notes”) and (2) Persons other than U.S. persons in reliance on Regulation S (“Regulation S Notes”). Additional Notes may also be considered to be Rule 144A Notes or Regulation S Notes, as applicable.

(b) Global Notes. Rule 144A Notes shall be issued initially in the form of one or more global Notes, numbered A-1 upward (collectively, the “Rule 144A Global Note”) and Regulation S Notes shall be issued initially in the form of one or more global Notes, numbered S-1 upward (collectively, the “Regulation S Global Note”), in each case in definitive, fully registered form, without interest coupons and bearing the Global Notes Legend and Restricted Notes Legend, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The Rule 144A Global Note, the Regulation S Global Note and any Unrestricted Global Note are each referred to herein as a “Global Note” and are collectively referred to herein as “Global Notes.” Each Global Note shall represent such of the outstanding Notes as shall be specified in the “Schedule of Exchanges of Interests in the Global Note” attached thereto and each shall provide that it shall represent the aggregate principal amount of Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 305 of the Original Indenture and Section 2.2(c) of this Schedule A. (c) Book-Entry Provisions. This Section 2.1(c) shall apply only to a Global Note deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c) and Section 303 of the Original Indenture and pursuant to a Company Order signed by one authorized officer of the Company, authenticate and deliver initially one or more Global Notes that (i) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Custodian. Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as Custodian or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note. (d) Definitive Notes. Except as provided in Section 2.2 or Section 2.3 of this Schedule A, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Definitive Notes. Section 2.2 Transfer and Exchange.

(a) Transfer and Exchange of Definitive Notes for Definitive Notes. When Definitive Notes are presented to the Security Registrar with a written request: (i) to register the transfer of such Definitive Notes, or (ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange: (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and (2) in the case of Transfer Restricted Notes, shall be transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to Section 2.2(b) of this Schedule A or otherwise in accordance with the Restricted Notes Legend, and shall be accompanied by a certification from the transferor in the form provided on the reverse side of the Form of Note in Exhibit A hereto for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. (b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with: (i) a certification from the transferor in the form provided on the reverse side of the Form of Note in Exhibit A hereto for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto, and (ii) written instructions directing the Trustee to make, or to direct the Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, the Trustee shall cancel such Definitive Note and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If the applicable Global Note is not then outstanding, the Company shall issue and the

Trustee shall authenticate, upon written order of the Company in the form of an Officers’ Certificate, a new applicable Global Note in the appropriate principal amount. (c) Transfer and Exchange of Global Notes. (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture (including applicable restrictions on transfer set forth in Section 2.2(d) of this Schedule A, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Security Registrar a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note, or another Global Note, and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred. (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred. (iii) Notwithstanding any other provisions of this Schedule A (other than the provisions set forth in Section 2.3 of this Schedule A), a Global Note may not be transferred except as a whole and not in part if the transfer is by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. (d) Restrictions on Transfer of Global Notes; Voluntary Exchange of Interests in Transfer Restricted Notes That Are Global Notes for Interests in Unrestricted Global Notes. (i) Transfers by an owner of a beneficial interest in a Rule 144A Global Note to a transferee who takes delivery of such interest through another Transfer Restricted Note that is a Global Note shall be made in accordance with the Applicable Procedures and the Restricted Notes Legend and only upon receipt by the Trustee of a certification from the transferor in the form provided on the reverse side of the Form of Note in Exhibit A hereto for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. (ii) During the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures, the Restricted Notes Legend on such Regulation S Global Note and any applicable securities laws of any state of the United States of America. Prior to the expiration of the Distribution Compliance Period, transfers by an owner of a beneficial interest in the Regulation S Global Note shall be made only in accordance with the Applicable Procedures and the Restricted Notes Legend and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse side of the Form of Note in Exhibit A hereto for exchange or registration of transfers. Such written certifications shall no longer be required after the expiration of the Distribution Compliance Period. Upon the expiration of the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture. (iii) Upon the expiration of the Distribution Compliance Period, beneficial interests in the Regulation S Global Note may be exchanged for beneficial interests in an Unrestricted Global Note upon certification in the form provided on the reverse side of the Form of Note in Exhibit A hereto for an exchange from a Regulation S Global Note to an Unrestricted Global Note. (iv) Beneficial interests in a Transfer Restricted Note that is a Rule 144A Global Note may be exchanged for beneficial interests in an Unrestricted Global Note if the Holder certifies in writing to the Security Registrar that its request for such exchange is in respect of a transfer made in reliance on Rule 144 under the Securities Act and/or upon delivery of such legal opinions, certifications and other information as the Company or the Trustee may reasonably request. (v) If no Unrestricted Global Note is outstanding at the time of a transfer contemplated by the preceding clauses (iii) and (iv), the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers’ Certificate, a new Unrestricted Global Note in the appropriate principal amount. (e) Legends. (i) Except as permitted by Section 2.2(d), this Section 2.2(e) and Section 2.2(i) of this Schedule A, each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only) (“Restricted Notes Legend”): THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES:] ONE YEAR AFTER THE LATEST OF THE ORIGINAL ISSUE DATE HEREOF,

THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH STATE STREET CORPORATION (THE “COMPANY”) OR ANY OF ITS AFFILIATES WERE THE OWNER OF SUCH NOTES (OR ANY PREDECESSOR THEREOF), OR [IN THE CASE OF REGULATION S NOTES:] 40 DAYS AFTER THE LATEST OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL DATE OF ISSUANCE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH SUCH NOTES (OR ANY PREDECESSOR THEREOF) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS IN RELIANCE ON REGULATION S, ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN OFFSHORE TRANSACTIONS IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL AND TO COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, AND ANY APPLICABLE LOCAL LAWS AND REGULATIONS AND FURTHER SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHTS PURSUANT TO THE INDENTURE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND (III) TO REQUIRE THE TRANSFEROR TO AGREE THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. Each Definitive Note shall bear the following additional legend (“Definitive Notes Legend”): IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE SECURITY REGISTRAR AND TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH SECURITY REGISTRAR AND TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS. Each Global Note shall bear the following additional legend (“Global Notes Legend”):

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A LIMITED-PURPOSE TRUST COMPANY ORGANIZED UNDER THE NEW YORK BANKING LAW ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

(ii) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Security Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the Restricted Notes Legend and the Definitive Notes Legend and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Security Registrar that its request for such exchange is in respect of a transfer made in reliance on Rule 144 and provides such legal opinions, certifications and other information as the Company or the Trustee may reasonably request.

(iii) After a transfer of any Initial Notes or Additional Notes during the period of the effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to such Initial Notes or Additional Notes, as the case may be, all requirements pertaining to the Restricted Notes Legend on such Initial Notes or Additional Notes shall cease to apply and the requirements that any such Initial Notes or Additional Notes be issued in global form shall continue to apply.

(iv)Upon the consummation of an Exchange Offer with respect to the Initial Notes or Additional Notes pursuant to which Holders of such Initial Notes or Additional Notes are offered Exchange Notes in exchange for their Initial Notes or Additional Notes, all requirements pertaining to Initial Notes or Additional Notes that Initial Notes or Additional Notes be issued in global form shall continue to apply, and Exchange Notes in global form without the Restricted Notes Legend shall be available to Holders that exchange such Initial Notes or Additional Notes in such Exchange Offer.

(v) Any Additional Notes sold in a registered offering shall not be required to bear the Restricted Notes Legend.

(f) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Custodian, to reflect such reduction. (g) Obligations with Respect to Transfers and Exchanges of Notes. (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar’s request. (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchanges pursuant to Sections 304, 305, 306, 906 and 1107 of the Original Indenture). (iii) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal, premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary. (iv) All Notes issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange. (v) In order to effect any transfer or exchange of an interest in any Transfer Restricted Note for an interest in a Note that does not bear the Restricted Notes Legend and has not been registered under the Securities Act, if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel, in form reasonably acceptable to the Security Registrar to the effect that no registration under the Securities Act is required in respect of such exchange or transfer or the re-sale of such interest by the beneficial holder thereof, shall be required to be delivered to the Security Registrar and the Trustee. (h) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the

Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may conclusively rely and shall be fully protected in conclusively relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners. (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. (iii) None of the Trustee, the Paying Agent, the Authenticating Agent or the Company shall have any responsibility or liability for any actions taken or not taken by the Depositary. (i) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 303 of the Original Indenture, the Trustee shall authenticate (i) one or more Global Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amounts of the beneficial interests in the Global Notes tendered for acceptance by Persons that provide in the applicable letters of transmittal such certifications as are required by the Registration Rights Agreement and applicable law, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes without the Restricted Notes Legend in an aggregate principal amount equal to the principal amount of the Definitive Notes tendered for acceptance by Persons that provide in the applicable letters of transmittal such certification as are required by the Registration Rights Agreement and applicable law, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Global Notes with the Restricted Notes Legend to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and mail to the Persons designated by the Holders of the Definitive Notes so accepted Definitive Notes without the Restricted Notes Legend in the applicable principal amount. Any Notes that remain outstanding after the consummation of the Exchange Offer, and Exchange Notes issued in connection with the Exchange Offer, shall be treated as a single class of securities under the Indenture. Section 2.3 Definitive Notes. (a) A Global Note deposited with the Depositary or with the Trustee as Custodian pursuant to Section 2.1 or issued in connection with an Exchange Offer may be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.2 of this Schedule A and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Note or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act and, in each case, a successor depositary is not appointed by the Company within 90 days of such notice or after the Company becomes aware of such cessation, (ii) the Company, at its option, notifies the Trustee in writing that it elects to exchange in whole, but not in part, the Global Note for Definitive Notes, or (iii) an Event of Default has occurred and is continuing and the Depositary has received a request from a beneficial owner thereof. In addition, any Affiliate of the Company that is a beneficial owner of all or part of a Global Note may have such Affiliate’s beneficial interest transferred to such Affiliate in the form of a Definitive Note by providing a written request to the Company and the Trustee and such Opinions of Counsel, certificates or other information as may be required by the Indenture or the Company or Trustee. (b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.3 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.3 shall be executed, authenticated and delivered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary shall direct. Any Definitive Note delivered in exchange for an interest in a Global Note that is a Transfer Restricted Note shall, except as otherwise provided by Section 2.2(e) of this Schedule A, bear the Restricted Notes Legend. (c) The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes. (d) In the event of the occurrence of any of the events specified in Section 2.3(a) of this Schedule A, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

Exhibit A

Form of Note

[Insert the Restricted Notes Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Global Notes Legend, if applicable pursuant to the provisions of the Indenture]

STATE STREET CORPORATION
Fixed-to-Floating Rate Senior Notes Due

No. $
CUSIP: Issue Date:
ISIN:

State Street Corporation, a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Dollars ($) on , (herein called the "Maturity Date"), and to pay interest thereon (1) from and including , to, but excluding, , , (such period herein called the "Fixed Rate Period"), or from and including the most recent Fixed Rate Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on and (each, a "Fixed Rate Interest Payment Date") of each year during the Fixed Rate Period, commencing on , and ending on , , at the rate of % per annum; and (2) from and including , , to, but excluding, the Maturity Date (such period herein called the "Floating Rate Period"), or from and including the most recent Floating Rate Period End Date (as defined below) to which interest has been paid or duly provided for, quarterly in arrears on the Floating Rate Interest Payment Date (as defined below) following, or with respect to, , , , , , and the Maturity Date (each such date, a "Floating Rate Period End Date"), at the Base Rate (as defined below) plus a spread of % (provided that in no event will the interest payable in respect of any interest payment period be less than zero), until the principal hereof is paid or made available for payment; provided, that if any scheduled Floating Rate Period End Date (other than the Maturity Date) falls on a day that is not a Business Day, then such date will be postponed to the next day that is a Business Day, except that, if the next such date falls in the next calendar month, then such date will be advanced to the immediately preceding day that is a Business Day; and provided further, that if the Maturity Date is not a Business Day, any payment of principal and interest otherwise due on such day will be made on the next succeeding date that is a Business Day, and no interest on such payment shall accrue for the period from and after such Maturity Date.

The interest so payable, and punctually paid or duly provided for, on any Fixed Rate Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the and , whether or not a Business Day, next preceding such Fixed Rate Interest Payment Date.

The interest so payable, and punctually paid or duly provided for, on any Floating Rate Interest Payment Date, other than on the Maturity Date, will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the second Business Day next preceding such Floating Rate Interest Payment Date. Interest paid on the Maturity Date shall be paid to the Person to whom the principal will be payable.

Any such interest not so punctually paid or duly provided for on such Fixed Rate Interest Payment Date or Floating Rate Interest Payment Date shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of Boston, Massachusetts, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, that for so long as this Security is a Global Security, payment of the principal of (and premium, if any) and any interest on this Security will be made by the Paying Agent by wire transfer in immediately available funds in U.S. dollars at the office of the Paying Agent; provided further, that, in the case of payments made at maturity of such Global Security, the Global Security is presented to the Paying Agent in time for the Paying Agent to make such payments in accordance with its normal procedures.

Interest on this Security during the Fixed Rate Period shall be paid on the basis of a 360-day year consisting of twelve 30-day months. If a Fixed Rate Interest Payment Date for this Security falls on a day that is not a Business Day, the Company shall postpone the interest payment to the next succeeding Business Day, but the payments made on such dates shall be treated as being made on the date that the payment was first due, and Holders of Securities of this series shall not be entitled to any further interest or other payments with respect to such postponement.

Interest payment periods during the Floating Rate Period for this Security will be, with respect to each Floating Rate Interest Payment Date, the period from and including the most recent interest payment period end date to which interest has been paid or duly provided for (or from and including   in the case of the first interest payment period during the Floating Rate Period) to, but excluding, the immediately preceding Floating Rate Period End Date; provided that (i) the interest payment period with respect to the Maturity Date will be the period from and including the Floating Rate Period End Date immediately prior to the Maturity Date to, but excluding, the Maturity Date (i.e., the final Floating Rate Period End Date) and (ii) with respect to such final interest payment period, the level of SOFR for each calendar day in the period from, and including, the second U.S. Government Securities Business Day prior to the Maturity Date (the "Rate Cut-Off Date") to, but excluding, the Maturity Date shall be the level of SOFR in respect of such Rate Cut-Off Date. Interest on this Security during the Floating Rate Period will be computed on the basis of a 360-day year for the actual number of days elapsed. For interest periods during the Floating Rate Period, the interest rate applicable to an interest payment period, which interest rate will be determined by the calculation agent following the applicable Floating Rate Period End Date (or, in the case of the final Floating Rate Period End Date (i.e., the Maturity Date), following the Rate Cut-off Date), will equal the Base Rate, calculated as described below, plus a spread of   %; provided that in no event will the interest payable in respect of any interest payment period be less than zero.

The "Base Rate" shall be an accrued interest compounding factor calculated in accordance with the following formula:

$$\left[\prod_{i=1}^{do}\left(1+\frac{SOFRi\ x\ ni}{360}\right)-1\right] x\ \frac{360}{d}$$

where (i) "d_0" refers, for any floating rate interest payment period, to the number of U.S. Government Securities Business Days in the relevant floating rate interest payment period, (ii) "i" refers to a series of whole numbers from one to d_0, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant floating rate interest payment period, (iii) "$SOFR_i$", for any day "i" in the relevant floating rate interest payment period, refers to a reference rate equal to SOFR in respect of that day, (iv) "n_i" refers to the number of calendar days in the relevant floating rate interest payment period on which the rate is $SOFR_i$ and (v) "d" refers to the number of calendar days in the relevant floating rate interest payment period. For these calculations, the interest rate in effect on any U.S. Government Securities Business Day will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding U.S. Government Securities Business Day.

For purposes of this Security, "SOFR", with respect to any U.S. Government Securities Business Day, means the rate determined by the calculation agent in accordance with the following provisions:

1. the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day as provided by the New York Federal Reserve, as the administrator of such rate (or a successor administrator) on the New York Federal Reserve’s Website on or about 5:00 p.m. (New York time) on the U.S. Government Securities Business Day immediately following such U.S. Government Securities Business Day; or 2. if the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day does not appear as specified in paragraph (a), unless the Company or its designee has determined that both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Secured Overnight Financing Rate in respect of the last U.S. Government Securities Business Day for which such rate was published on the New York Federal Reserve’s Website; or 3. if the Company or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred: a. the sum of: (i) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment; or b. the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment; or c. the sum of: (i) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry- accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (ii) the Benchmark Replacement Adjustment. As used in this Security: 1. “Benchmark” means the Secured Overnight Financing Rate compounded on a daily basis; provided that if the Company or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Secured Overnight Financing Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement. 2. “Benchmark Replacement” means the first alternative set forth in the order presented in clause (3) of the definition of “SOFR” that can be determined by the Company or its designee as of the Benchmark Replacement Date. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time. 3. “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date: a. the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; b. if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; c. the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time. 4. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of

“floating rate interest payment period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably necessary). 5. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: a. in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or b. in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination. 6. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: a. a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; b. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or c. a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative. 7. “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York or The City of Boston. 8. “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark. 9. “Floating Rate Interest Payment Date” means the second Business Day following each Floating Rate Period End Date; provided, that the Floating Rate Interest Payment Date with respect to the final interest payment period will be the Maturity Date. If the scheduled Maturity Date falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date.

10. "ISDA Definitions" means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

11. "ISDA Fallback Adjustment" means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

12. "ISDA Fallback Rate" means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

13. "New York Federal Reserve" means the Federal Reserve Bank of New York.

14. "New York Federal Reserve's Website" means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source.

15. "Reference Time" with respect to any determination of the Benchmark means the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

16. "Relevant Governmental Body" means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

17. "U.S. Government Securities Business Day" means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

18. "Unadjusted Benchmark Replacement" means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

If the Company or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, any determination, decision or election made by the Company or its designee with respect to the determination of SOFR (i) will be conclusive and binding absent manifest error; (ii) will be made in the Company's or its designee's sole discretion; and (iii) notwithstanding anything herein to the contrary, shall become effective without consent from the Holders or any other party.

In case an acceleration of the maturity of the Securities shall have occurred and be continuing as a result of an Event of Default, the amount declared due and payable for the Securities (the "Stated Principal Amount") upon any acceleration of the Securities shall be determined by State Street Bank and Trust Company (the "Bank"), or, if the Company has appointed a designee, after consultation with the Bank, by such designee, in its capacity as the calculation agent, and shall be an amount in cash equal to the Stated Principal Amount plus accrued and unpaid interest thereon calculated as if the date of such acceleration were the Maturity Date, final Floating Rate Period End Date (if applicable) and final Floating Rate Interest Payment Date.

The calculation agent shall be the Bank, an affiliate thereof or a bank or other entity as the Company may appoint. The Company may appoint a different institution to serve as calculation agent from time to time after the original issue date of this Security without the consent of Holders of this Security and without notice. The calculation agent's determination of any interest rate, and its calculation of the amount of interest for any interest period, will be on file at the Company's principal offices, will be made available to any noteholder upon request and will be final and binding in the absence of manifest error.

All percentages used in or resulting from any calculation of the interest rate on this Security during the Floating Rate Period will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to

9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on this Security during the Floating Rate Period will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Upon the occurrence, if any, of the events set forth in the Registration Rights Agreement (as defined in the Indenture), the Company shall pay additional interest on this Security, which shall accrue at a rate of 0.25% for the first 90-day period after the date of such event and increased by an additional 0.25% for each subsequent 90-day period thereafter, up to a maximum additional interest rate of 0.50% per annum over the interest rate otherwise then applicable for this Security, as set forth in the Registration Rights Agreement ("Additional Interest"). The Company shall pay all Additional Interest, if any, on the applicable interest payment date described herein in the same manner as interest is paid on this Security. Unless context otherwise requires, for the avoidance of doubt any references to "interest" with respect to this Security herein shall include any Additional Interest that may be payable pursuant to this paragraph.

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 31, 2014 (herein called the "Base Indenture"), between the Company and U.S. Bank National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by a First Supplemental Indenture, dated as of May 8, 2017 (the "First Supplemental Indenture") and a Second Supplemental indenture, dated as of March 30, 2020, in each case between the Company and the Trustee (the "Second Supplemental Indenture" and, together with the First Supplemental Indenture and the Base Indenture, herein called the "Indenture"), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities of this series constitute the direct, unsecured and unsubordinated general obligations of the Company and shall at all times rank *pari passu* with all other existing and future senior unsecured indebtedness of the Company.

The Securities of this series are subject to redemption, at the election of the Company, upon not less than 30 days' and not more than 60 days written notice by mail to Holders, in whole, but not in part, on, and only on, , at a Redemption Price equal to 100% of the principal amount, plus accrued and unpaid interest thereon, if any, to, but excluding the Redemption Date, as provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. For the purpose of this paragraph, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default or Covenant Breach in respect of such Securities.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default or Covenant Breach with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Covenant Breach, as applicable, as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the law of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

- end of page -

[Signatures appear on the following page]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal. Dated: _________, ____ STATE STREET CORPORATION By: Name: Title: Attest: By: Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture. U.S. BANK NATIONAL ASSOCIATION, as Trustee Dated: _________, _____ By: Name: Authorized Signatory

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES This certificate relates to $____ principal amount of Notes held in (check applicable space) _____ book-entry or ______ definitive form by the undersigned. The undersigned (check one box below):  has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or  has requested the Trustee by written order to exchange or register the transfer of a Note or Notes. In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms: CHECK ONE BOX BELOW (1)  to the Company or any subsidiary thereof; or (2)  to the Security Registrar for registration in the name of the Holder, without transfer; or (3)  pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or (4)  to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or (5)  pursuant to offers and sales to non-U.S. persons that occur outside the United States of America within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or (6)  pursuant to another available exemption from registration under the Securities Act. Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (6) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. __________________________________________________ Your Signature Date: ________________ __________________________________________________ Signature of Signature Guarantor

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED. The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. Date: ________________ __________________________________________________ NOTICE: To be executed by an executive officer Name: Title: Signature Guarantee*: _____________ * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE The initial outstanding principal amount of this Global Note is $ . The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made: Signature of Amount of decrease Amount of increase Principal Amount authorized signatory in Principal in Principal of this Global Note of Trustee, Amount of this Amount of this following such Depositary or Date of Exchange Global Note Global Note decrease or increase Custodian

Schedule B Terms of the 2023 Notes Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Indenture. 1. Person to whom interest on the Notes is Payable: Person in whose name the 2023 Notes are registered at the close of business on the Regular Record Date for such interest, provided, however, that interest paid on the Maturity shall be paid to the Person to whom the principal will be payable. 2. Paying Agent: Initially, the Trustee is hereby appointed by the Company to act as Paying Agent on behalf of the Company with respect to payments of principal of or any premium or interest on the 2023 Notes on behalf of the Company. 3. Stated Maturity: March 30, 2023. 4. Fixed Rate Period: From, and including, March 30, 2020, to, but excluding, March 30, 2022. 5. Floating Rate Period: From, and including, March 30, 2022, to, but excluding, the maturity date. 6. Interest Rate: 2.825% during the Fixed Rate Period and the Base Rate (as defined below) plus 269 basis points during the Floating Rate Period, provided that in no event will the interest payable in respect of any interest payment period be less than zero. 7. Additional Interest: Upon the occurrence, if any, of the events set forth in the Registration Rights Agreement, the Company shall pay additional interest on the Notes, which shall accrue at a rate of 0.25% for the first 90-day period after the date of such event and increased by an additional 0.25% for each subsequent 90-day period thereafter, up to a maximum additional interest rate of 0.50% per annum over the interest rate otherwise then applicable for the 2023 Notes, as set forth in the Registration Rights Agreement (“Additional Interest”). The Company shall pay all Additional Interest, if any, on the applicable Interest Payment Date described in paragraph 8 below in the same manner as the interest described in paragraph 6 above is paid on the Notes. Unless context otherwise requires, for the avoidance of doubt any references to “interest” with respect to the Notes herein shall include any Additional Interest that may be payable pursuant to this paragraph 7. 8. Interest Payment Dates: During the Fixed Rate Period, each March 30 and September 30, commencing on September 30, 2020 and including March 30, 2022. During the Floating Rate Period, the second Business Day following each Floating Rate Period End Date; provided, that the interest payment date with respect to the final interest payment period will be the maturity date. If the scheduled maturity date falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled maturity date. The "Floating Rate Period End Dates" shall be June 30, 2022, September 30, 2022, December 30, 2022, and the maturity date; *provided* that if any scheduled interest payment period end date (other than the maturity date) falls on a day that is not a Business Day it will be postponed to the following Business Day, except that, if that Business Day would fall in the next calendar month, the interest payment period end date will be the immediately preceding Business Day. If the scheduled final interest payment period end date (i.e., the maturity date) falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled final interest payment period end date.

9. Regular Record Dates: During the Fixed Rate Period, each March 15 and September 15 preceding the applicable fixed rate interest payment date. During the Floating Rate Period, the second Business Day preceding the applicable floating rate interest payment date; provided that interest paid on the maturity date shall be paid to the Person to whom the principal will be payable.

10. Place where principal and interest is payable: At the office or agency of the Issuer maintained for that purpose in the City of Boston, Massachusetts; provided, that for so long as the Security is a Global Security, payment of the principal of (and premium, if any) and any interest on the Security will be made by the Paying Agent by wire transfer in immediately available funds in U.S. dollars at the office of the Paying Agent; provided further, that, in the case of payments made at maturity of such Global Security, the Global Security is presented to the Paying Agent in time for the Paying Agent to make such payments in accordance with its normal procedures.

11. Redemption Terms: The Issuer will have the option to redeem the 2023 Notes in whole, but not in part, on, and only on, March 30, 2022 at a redemption price equal to 100% of the principal amount of the 2023 Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding the redemption date.

12. Sinking Fund Terms: None.

13. Denomination: (i) One Rule 144A Global Note in the principal amount of $500,000,000.00, (ii) one Rule 144A Global Note in the principal amount of $227,810,000.00 and (iii) one Regulation S Global Note in the principal amount of $22,190,000.00, but, in each case, if certificated at any time, then $2,000 and integral multiples of $1,000 in excess thereof.

14. Index Determination: The "Base Rate" shall be an accrued interest compounding factor calculated in accordance with the following formula:

$$\left[\prod_{i=1}^{do}\left(1+\frac{SOFRi\ x\ ni}{360}\right)-1\right] x\ \frac{360}{d}$$

where (i) “d0” refers, for any floating rate interest payment period, to the number of U.S. Government Securities Business Days in the relevant floating rate interest payment period, (ii) “i” refers to a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant floating rate interest payment period, (iii) “SOFRi”, for any day “i” in the relevant floating rate interest payment period, refers to a reference rate equal to SOFR (as defined below) in respect of that day, (iv) “ni” refers to the number of calendar days in the relevant floating rate interest payment period on which the rate is SOFRi and (v) “d” refers to the number of calendar days in the relevant floating rate interest payment period. For these calculations, the interest rate in effect on any U.S. Government Securities Business Day (as defined below) will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding U.S. Government Securities Business Day. 15. Currency: United States dollars. 16. Currency election: Not applicable. 17. Portion of principal payable upon acceleration of Maturity: Not applicable. 18. Determination of Principal: Not applicable. 19. Defeasance provisions: The 2023 Notes are subject to the provisions of Sections 1302 and 1303 of the Indenture. 20. Global Security provisions: Three global notes are to be deposited with U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110, as custodian for The Depository Trust Company, with the form of legend required by The Depository Trust Company. 21. Change in Events of Default: None. 22. Change in covenants set forth in Article Ten of Indenture: None. 23. Certain other terms: a. Day Count During Fixed Rate Period: Interest on the 2023 Notes during the Fixed Rate Period will be paid on the basis of a 360-day year consisting of twelve 30- day months. In the event that an interest payment date during the Fixed Rate Period is not a Business Day, the Issuer will pay interest on the next day that is a Business Day, but the payments made on such dates shall be treated as being made on the date that the payment was first due, with the same force and effect as if made on such interest payment date, and without any interest or other payment in respect to the delay.

b. Day Count During Floating Rate Period: Interest on the 2023 Notes during the Floating Rate Period will be paid on the basis of a 360-day year for the actual number of days elapsed. c. Business Days: “Business Day” any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York or The City of Boston. d. CUSIP: 857477 BH5 / U85697 AA5 (Rule 144A / Regulation S) e. ISIN: US857477BH56 / USU85697AA59 (Rule 144A / Regulation S). 24. Certain defined terms: a. “SOFR”, with respect to any U.S. Government Securities Business Day, means the rate determined by the calculation agent in accordance with the following provisions: (1) the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day as provided by the New York Federal Reserve, as the administrator of such rate (or a successor administrator) on the New York Federal Reserve’s Website on or about 5:00 p.m. (New York time) on the U.S. Government Securities Business Day immediately following such U.S. Government Securities Business Day; or (2) if the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day does not appear as specified in paragraph (a), unless the Company or its designee has determined that both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Secured Overnight Financing Rate in respect of the last U.S. Government Securities Business Day for which such rate was published on the New York Federal Reserve’s Website; or (3) if the Company or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred: (a) the sum of: (i) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment; or (b) the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment; or (c) the sum of: (i) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry- accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar- denominated floating rate notes at such time and (ii) the Benchmark Replacement Adjustment. b. “Benchmark” means the Secured Overnight Financing Rate compounded on a daily basis; provided that if the Company or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Secured Overnight Financing Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

c. “Benchmark Replacement” means the first alternative set forth in the order presented in clause (3) of the definition of “SOFR” that can be determined by the Company or its designee as of the Benchmark Replacement Date. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time. d. “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date: (1) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; (2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; (3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time. e. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “floating rate interest payment period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably necessary). f. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

g. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative. h. “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark. i. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time. j. “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor. k. “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment. l. “New York Federal Reserve” means the Federal Reserve Bank of New York. m. “New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source. n. “Reference Time” with respect to any determination of the Benchmark means the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

o. “Registration Rights Agreement” means (i) the registration rights agreement, dated as of March 30, 2020, among the Company, Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC and (ii) with respect to any Additional Notes, one or more registration rights agreements entered into in connection with the issuance of such Additional Notes in a private offering by the Company after the date hereof, as such agreements may be amended from time to time. p. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. q. “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities. r. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. 25. Certain matters regarding the Trustee and Paying Agent: Neither the Trustee or Paying Agent will be the designee of the Company for purposes of the determinations to be made under these Terms of Notes, and neither the Trustee or Paying Agent shall have any (i) responsibility or liability for the selection, adoption or determination of an alternative or replacement reference rate (including a Benchmark Replacement Adjustment or any Benchmark Replacement Conforming Changes) as a successor or replacement benchmark to SOFR (including whether any such rate is the appropriate Benchmark Replacement to SOFR or whether any other conditions to the designation of such rate or any of the determinations to be made pursuant to the above section “Determination of SOFR” have been satisfied) and shall be entitled to rely upon any determination or designation of such a rate (and any Benchmark Replacement Adjustment or Benchmark Replacement Conforming Changes, or other modifier) by the calculation agent, or the designee of the Company, or (ii) liability for any failure or delay by the Company or the designee of the Company in performing their respective duties under the Indenture or the Notes as a result of the unavailability of SOFR, or any other Benchmark Replacement described in these Terms of Notes or the failure of a Benchmark Replacement to be adopted.

[ Schedule C Terms of the 2026 Notes Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Indenture. 1. Person to whom interest on the Notes is Payable: Person in whose name the 2026 Notes are registered at the close of business on the Regular Record Date for such interest, provided, however, that interest paid on the Maturity shall be paid to the Person to whom the principal will be payable. 2. Paying Agent: Initially, the Trustee is hereby appointed by the Company to act as Paying Agent on behalf of the Company with respect to payments of principal of or any premium or interest on the 2026 Notes on behalf of the Company. 3. Stated Maturity: March 30, 2026. 4. Fixed Rate Period: From, and including, March 30, 2020, to, but excluding, March 30, 2025. 5. Floating Rate Period: From, and including, March 30, 2025, to, but excluding, the maturity date. 6. Interest Rate: 2.901% during the Fixed Rate Period and the Base Rate (as defined below) plus 260 basis points during the Floating Rate Period, provided that in no event will the interest payable in respect of any interest payment period be less than zero. 7. Additional Interest: Upon the occurrence, if any, of the events set forth in the Registration Rights Agreement, the Company shall pay additional interest on the Notes, which shall accrue at a rate of 0.25% for the first 90-day period after the date of such event and increased by an additional 0.25% for each subsequent 90-day period thereafter, up to a maximum additional interest rate of 0.50% per annum over the interest rate otherwise then applicable for the 2026 Notes, as set forth in the Registration Rights Agreement (“Additional Interest”). The Company shall pay all Additional Interest, if any, on the applicable Interest Payment Date described in paragraph 8 below in the same manner as the interest described in paragraph 6 above is paid on the Notes. Unless context otherwise requires, for the avoidance of doubt any references to “interest” with respect to the Notes herein shall include any Additional Interest that may be payable pursuant to this paragraph 7. 8. Interest Payment Dates: During the Fixed Rate Period, each March 30 and September 30, commencing on September 30, 2020 and including March 30, 2025. During the Floating Rate Period, the second Business Day following each Floating Rate Period End Date; provided, that the interest payment date with respect to the final interest payment period will be the maturity date. If the scheduled maturity date falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled maturity date. The "Floating Rate Period End Dates" shall be June 30, 2025, September 30, 2025, December 30, 2025, and the maturity date; provided that if any scheduled interest payment period end date (other than the maturity date) falls on a day that is not a Business Day it will be postponed to the following Business Day, except that, if that Business Day would fall in the next calendar month, the interest payment period end date will be the immediately preceding Business Day. If the scheduled final interest payment period end date (i.e., the maturity date) falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled final interest payment period end date.

9. Regular Record Dates: During the Fixed Rate Period, each March 15 and September 15 preceding the applicable fixed rate interest payment date. During the Floating Rate Period, the second Business Day preceding the applicable floating rate interest payment date; provided that interest paid on the maturity date shall be paid to the Person to whom the principal will be payable.

10. Place where principal and interest is payable: At the office or agency of the Issuer maintained for that purpose in the City of Boston, Massachusetts; provided, that for so long as the Security is a Global Security, payment of the principal of (and premium, if any) and any interest on the Security will be made by the Paying Agent by wire transfer in immediately available funds in U.S. dollars at the office of the Paying Agent; provided further, that, in the case of payments made at maturity of such Global Security, the Global Security is presented to the Paying Agent in time for the Paying Agent to make such payments in accordance with its normal procedures.

11. Redemption Terms: The Issuer will have the option to redeem the 2026 Notes in whole, but not in part, on, and only on, March 30, 2025 at a redemption price equal to 100% of the principal amount of the 2026 Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding the redemption date.

12. Sinking Fund Terms: None.

13. Denomination: (i) One Rule 144A Global Note in the principal amount of \$485,100,000.00 and (ii) one Regulation S Global Note in the principal amount of \$14,900,000.00, but, in each case, if certificated at any time, then \$2,000 and integral multiples of \$1,000 in excess thereof.

14. Index Determination: The "Base Rate" shall be an accrued interest compounding factor calculated in accordance with the following formula:

$$\left[\prod_{i=1}^{do}\left(1+\frac{SOFRi\ x\ ni}{360}\right)-1\right]x\ \frac{360}{d}$$

where (i) “d0” refers, for any floating rate interest payment period, to the number of U.S. Government Securities Business Days in the relevant floating rate interest payment period, (ii) “i” refers to a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant floating rate interest payment period, (iii) “SOFRi”, for any day “i” in the relevant floating rate interest payment period, refers to a reference rate equal to SOFR (as defined below) in respect of that day, (iv) “ni” refers to the number of calendar days in the relevant floating rate interest payment period on which the rate is SOFRi and (v) “d” refers to the number of calendar days in the relevant floating rate interest payment period. For these calculations, the interest rate in effect on any U.S. Government Securities Business Day (as defined below) will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding U.S. Government Securities Business Day. 15. Currency: United States dollars. 16. Currency election: Not applicable. 17. Portion of principal payable upon acceleration of Maturity: Not applicable. 18. Determination of Principal: Not applicable. 19. Defeasance provisions: The 2026 Notes are subject to the provisions of Sections 1302 and 1303 of the Indenture. 20. Global Security provisions: Two global notes are to be deposited with U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110, as custodian for The Depository Trust Company, with the form of legend required by The Depository Trust Company. 21. Change in Events of Default: None. 22. Change in covenants set forth in Article Ten of Indenture: None. 23. Certain other terms: a. Day Count During Fixed Rate Period: Interest on the 2026 Notes during the Fixed Rate Period will be paid on the basis of a 360-day year consisting of twelve 30- day months. In the event that an interest payment date during the Fixed Rate Period is not a Business Day, the Issuer will pay interest on the next day that is a Business Day, but the payments made on such dates shall be treated as being made on the date that the payment was first due, with the same force and effect as if made on such interest payment date, and without any interest or other payment in respect to the delay.

b. Day Count During Floating Rate Period: Interest on the 2026 Notes during the Floating Rate Period will be paid on the basis of a 360-day year for the actual number of days elapsed. c. Business Days: “Business Day” any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York or The City of Boston. d. CUSIP: 857477 BJ1 / U85697 AB3 (Rule 144A / Regulation S) e. ISIN: US857477BJ13 / USU85697AB33 (Rule 144A / Regulation S). 24. Certain defined terms: a. “SOFR”, with respect to any U.S. Government Securities Business Day, means the rate determined by the calculation agent in accordance with the following provisions: (1) the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day as provided by the New York Federal Reserve, as the administrator of such rate (or a successor administrator) on the New York Federal Reserve’s Website on or about 5:00 p.m. (New York time) on the U.S. Government Securities Business Day immediately following such U.S. Government Securities Business Day; or (2) if the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day does not appear as specified in paragraph (a), unless the Company or its designee has determined that both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Secured Overnight Financing Rate in respect of the last U.S. Government Securities Business Day for which such rate was published on the New York Federal Reserve’s Website; or (3) if the Company or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred: (a) the sum of: (i) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment; or (b) the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment; or (c) the sum of: (i) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry- accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar- denominated floating rate notes at such time and (ii) the Benchmark Replacement Adjustment. b. “Benchmark” means the Secured Overnight Financing Rate compounded on a daily basis; provided that if the Company or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Secured Overnight Financing Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

c. “Benchmark Replacement” means the first alternative set forth in the order presented in clause (3) of the definition of “SOFR” that can be determined by the Company or its designee as of the Benchmark Replacement Date. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time. d. “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date: (1) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; (2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; (3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time. e. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “floating rate interest payment period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably necessary). f. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

g. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative. h. “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark. i. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time. j. “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor. k. “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment. l. “New York Federal Reserve” means the Federal Reserve Bank of New York. m. “New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source. n. “Reference Time” with respect to any determination of the Benchmark means the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

o. “Registration Rights Agreement” means (i) the registration rights agreement, dated as of March 30, 2020, among the Company, Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC and (ii) with respect to any Additional Notes, one or more registration rights agreements entered into in connection with the issuance of such Additional Notes in a private offering by the Company after the date hereof, as such agreements may be amended from time to time. p. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. q. “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities. r. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. 25. Certain matters regarding the Trustee and Paying Agent: Neither the Trustee or Paying Agent will be the designee of the Company for purposes of the determinations to be made under these Terms of Notes, and neither the Trustee or Paying Agent shall have any (i) responsibility or liability for the selection, adoption or determination of an alternative or replacement reference rate (including a Benchmark Replacement Adjustment or any Benchmark Replacement Conforming Changes) as a successor or replacement benchmark to SOFR (including whether any such rate is the appropriate Benchmark Replacement to SOFR or whether any other conditions to the designation of such rate or any of the determinations to be made pursuant to the above section “Determination of SOFR” have been satisfied) and shall be entitled to rely upon any determination or designation of such a rate (and any Benchmark Replacement Adjustment or Benchmark Replacement Conforming Changes, or other modifier) by the calculation agent, or the designee of the Company, or (ii) liability for any failure or delay by the Company or the designee of the Company in performing their respective duties under the Indenture or the Notes as a result of the unavailability of SOFR, or any other Benchmark Replacement described in these Terms of Notes or the failure of a Benchmark Replacement to be adopted.

Schedule D Terms of the 2031 Notes Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Indenture. 1. Person to whom interest on the Notes is Payable: Person in whose name the 2031 Notes are registered at the close of business on the Regular Record Date for such interest, provided, however, that interest paid on the Maturity shall be paid to the Person to whom the principal will be payable. 2. Paying Agent: Initially, the Trustee is hereby appointed by the Company to act as Paying Agent on behalf of the Company with respect to payments of principal of or any premium or interest on the 2031 Notes on behalf of the Company. 3. Stated Maturity: March 30, 2031. 4. Fixed Rate Period: From, and including, March 30, 2020, to, but excluding, March 30, 2030. 5. Floating Rate Period: From, and including, March 30, 2030, to, but excluding, the maturity date. 6. Interest Rate: 3.152% during the Fixed Rate Period and the Base Rate (as defined below) plus 265 basis points during the Floating Rate Period, provided that in no event will the interest payable in respect of any interest payment period be less than zero. 7. Additional Interest: Upon the occurrence, if any, of the events set forth in the Registration Rights Agreement, the Company shall pay additional interest on the Notes, which shall accrue at a rate of 0.25% for the first 90-day period after the date of such event and increased by an additional 0.25% for each subsequent 90-day period thereafter, up to a maximum additional interest rate of 0.50% per annum over the interest rate otherwise then applicable for the 2031 Notes, as set forth in the Registration Rights Agreement (“Additional Interest”). The Company shall pay all Additional Interest, if any, on the applicable Interest Payment Date described in paragraph 8 below in the same manner as the interest described in paragraph 6 above is paid on the Notes. Unless context otherwise requires, for the avoidance of doubt any references to “interest” with respect to the Notes herein shall include any Additional Interest that may be payable pursuant to this paragraph 7. 8. Interest Payment Dates: During the Fixed Rate Period, each March 30 and September 30, commencing on September 30, 2020 and including March 30, 2030. During the Floating Rate Period, the second Business Day following each Floating Rate Period End Date; provided, that the interest payment date with respect to the final interest payment period will be the maturity date. If the scheduled maturity date falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled maturity date. The "Floating Rate Period End Dates" shall be June 30, 2030, September 30, 2030, December 30, 2030, and the maturity date; *provided* that if any scheduled interest payment period end date (other than the maturity date) falls on a day that is not a Business Day it will be postponed to the following Business Day, except that, if that Business Day would fall in the next calendar month, the interest payment period end date will be the immediately preceding Business Day. If the scheduled final interest payment period end date (i.e., the maturity date) falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the scheduled final interest payment period end date.

9. Regular Record Dates: During the Fixed Rate Period, each March 15 and September 15 preceding the applicable fixed rate interest payment date. During the Floating Rate Period, the second Business Day preceding the applicable floating rate interest payment date; provided that interest paid on the maturity date shall be paid to the Person to whom the principal will be payable.

10. Place where principal and interest is payable: At the office or agency of the Issuer maintained for that purpose in the City of Boston, Massachusetts; provided, that for so long as the Security is a Global Security, payment of the principal of (and premium, if any) and any interest on the Security will be made by the Paying Agent by wire transfer in immediately available funds in U.S. dollars at the office of the Paying Agent; provided further, that, in the case of payments made at maturity of such Global Security, the Global Security is presented to the Paying Agent in time for the Paying Agent to make such payments in accordance with its normal procedures.

11. Redemption Terms: The Issuer will have the option to redeem the 2031 Notes in whole, but not in part, on, and only on, March 30, 2030 at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding the redemption date.

12. Sinking Fund Terms: None.

13. Denomination: (i) One Rule 144A Global Note in the principal amount of $480,760,000.00 and (ii) one Regulation S Global Note in the principal amount of $19,240,000.00, but, in each case, if certificated at any time, then $2,000 and integral multiples of $1,000 in excess thereof.

14. Index Determination: The "Base Rate" shall be an accrued interest compounding factor calculated in accordance with the following formula:

$$\left[\prod_{i=1}^{do}\left(1+\frac{SOFRi\ x\ ni}{360}\right)-1\right] x\ \frac{360}{d}$$

where (i) “d0” refers, for any floating rate interest payment period, to the number of U.S. Government Securities Business Days in the relevant floating rate interest payment period, (ii) “i” refers to a series of whole numbers from one to d0, each representing the relevant U.S. Government Securities Business Days in chronological order from, and including, the first U.S. Government Securities Business Day in the relevant floating rate interest payment period, (iii) “SOFRi”, for any day “i” in the relevant floating rate interest payment period, refers to a reference rate equal to SOFR (as defined below) in respect of that day, (iv) “ni” refers to the number of calendar days in the relevant floating rate interest payment period on which the rate is SOFRi and (v) “d” refers to the number of calendar days in the relevant floating rate interest payment period. For these calculations, the interest rate in effect on any U.S. Government Securities Business Day (as defined below) will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding U.S. Government Securities Business Day. 15. Currency: United States dollars. 16. Currency election: Not applicable. 17. Portion of principal payable upon acceleration of Maturity: Not applicable. 18. Determination of Principal: Not applicable. 19. Defeasance provisions: The 2031 Notes are subject to the provisions of Sections 1302 and 1303 of the Indenture. 20. Global Security provisions: Two global notes are to be deposited with U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110, as custodian for The Depository Trust Company, with the form of legend required by The Depository Trust Company. 21. Change in Events of Default: None. 22. Change in covenants set forth in Article Ten of Indenture: None. 23. Certain other terms: a. Day Count During Fixed Rate Period: Interest on the 2031 Notes during the Fixed Rate Period will be paid on the basis of a 360-day year consisting of twelve 30- day months. In the event that an interest payment date during the Fixed Rate Period is not a Business Day, the Issuer will pay interest on the next day that is a Business Day, but the payments made on such dates shall be treated as being made on the date that the payment was first due, with the same force and effect as if made on such interest payment date, and without any interest or other payment in respect to the delay.

b. Day Count During Floating Rate Period: Interest on the 2031 Notes during the Floating Rate Period will be paid on the basis of a 360-day year for the actual number of days elapsed. c. Business Days: “Business Day” any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York or The City of Boston. d. CUSIP: 857477 BK8 / U85697 AC1 (Rule 144A / Regulation S) e. ISIN: US857477BK85 / USU85697AC16 (Rule 144A / Regulation S). 24. Certain defined terms: a. “SOFR”, with respect to any U.S. Government Securities Business Day, means the rate determined by the calculation agent in accordance with the following provisions: (1) the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day as provided by the New York Federal Reserve, as the administrator of such rate (or a successor administrator) on the New York Federal Reserve’s Website on or about 5:00 p.m. (New York time) on the U.S. Government Securities Business Day immediately following such U.S. Government Securities Business Day; or (2) if the Secured Overnight Financing Rate in respect of such U.S. Government Securities Business Day does not appear as specified in paragraph (a), unless the Company or its designee has determined that both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the Secured Overnight Financing Rate in respect of the last U.S. Government Securities Business Day for which such rate was published on the New York Federal Reserve’s Website; or (3) if the Company or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred: (a) the sum of: (i) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (ii) the Benchmark Replacement Adjustment; or (b) the sum of: (i) the ISDA Fallback Rate and (ii) the Benchmark Replacement Adjustment; or (c) the sum of: (i) the alternate rate of interest that has been selected by the Company or its designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry- accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar- denominated floating rate notes at such time and (ii) the Benchmark Replacement Adjustment. b. “Benchmark” means the Secured Overnight Financing Rate compounded on a daily basis; provided that if the Company or its designee has determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Secured Overnight Financing Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

c. “Benchmark Replacement” means the first alternative set forth in the order presented in clause (3) of the definition of “SOFR” that can be determined by the Company or its designee as of the Benchmark Replacement Date. In connection with the implementation of a Benchmark Replacement, the Company or its designee will have the right to make Benchmark Replacement Conforming Changes from time to time. d. “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its designee as of the Benchmark Replacement Date: (1) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; (2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; (3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time. e. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “floating rate interest payment period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Company or its designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its designee determines is reasonably necessary). f. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

g. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; (2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative. h. “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark. i. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time. j. “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor. k. “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment. l. “New York Federal Reserve” means the Federal Reserve Bank of New York. m. “New York Federal Reserve’s Website” means the website of the New York Federal Reserve, currently at http://www.newyorkfed.org, or any successor source. n. “Reference Time” with respect to any determination of the Benchmark means the time determined by the Company or its designee in accordance with the Benchmark Replacement Conforming Changes.

o. “Registration Rights Agreement” means (i) the registration rights agreement, dated as of March 30, 2020, among the Company, Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC and (ii) with respect to any Additional Notes, one or more registration rights agreements entered into in connection with the issuance of such Additional Notes in a private offering by the Company after the date hereof, as such agreements may be amended from time to time. p. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. q. “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities. r. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. 25. Certain matters regarding the Trustee and Paying Agent: Neither the Trustee or Paying Agent will be the designee of the Company for purposes of the determinations to be made under these Terms of Notes, and neither the Trustee or Paying Agent shall have any (i) responsibility or liability for the selection, adoption or determination of an alternative or replacement reference rate (including a Benchmark Replacement Adjustment or any Benchmark Replacement Conforming Changes) as a successor or replacement benchmark to SOFR (including whether any such rate is the appropriate Benchmark Replacement to SOFR or whether any other conditions to the designation of such rate or any of the determinations to be made pursuant to the above section “Determination of SOFR” have been satisfied) and shall be entitled to rely upon any determination or designation of such a rate (and any Benchmark Replacement Adjustment or Benchmark Replacement Conforming Changes, or other modifier) by the calculation agent, or the designee of the Company, or (ii) liability for any failure or delay by the Company or the designee of the Company in performing their respective duties under the Indenture or the Notes as a result of the unavailability of SOFR, or any other Benchmark Replacement described in these Terms of Notes or the failure of a Benchmark Replacement to be adopted.